Execution Version

SECOND AMENDMENT TO ABL CREDIT AGREEMENT
THIS SECOND AMENDMENT TO ABL CREDIT AGREEMENT (this “Amendment”) is entered into as of April 21, 2022 by Clearwater Paper Corporation, a Delaware corporation (the “Borrower”), each of the undersigned Lenders and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders.
R E C I T A L S
A.The Borrower, the Administrative Agent and the Lenders are parties to that certain ABL Credit Agreement, dated as of July 26, 2019 (as amended, supplemented or modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.The Borrower has requested that certain amendments and modifications be made to the Credit Agreement.
C.NOW, THEREFORE, to induce the Administrative Agent and the Lenders party hereto to enter into this Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Amendment. Unless otherwise indicated, all article, exhibit, section and schedule references in this Amendment refer to articles, exhibits, sections and schedules of the Credit Agreement.
Section 2.    Amendments to Section 1.1.
1.1.The definition of “Quarterly Borrowing Base Period” is hereby amended and restated as follows:
“Quarterly Borrowing Base Period” means each period beginning on any day the Administrative Agent receives written notice that the Borrower is electing a Quarterly Borrowing Base Period so long as during the prior 90 consecutive calendar days the aggregate Revolving Extensions of Credit shall not have exceeded 15% of the Line Cap, and ending on the first date thereafter on which the aggregate Revolving Extensions of Credit exceed 15% of the Line Cap.
1.2.The definition of “Sanctioned Country” is hereby amended and restated as follows: “Sanctioned Country” means, at any time, a country, region or territory which is itself the subject or target of any Sanctions (at the time of this Agreement, the so-called Donetsk People’s
Republic, the so-called Luhansk People’s Republic, the Crimea Region of Ukraine, Cuba, Iran, North Korea and Syria).
Section 3.    Amendment to Section 5.2. Section 5.2(c) is hereby amended and restated as follows:
(c) Borrowing Base Certificate. The Administrative Agent shall have received a completed Borrowing Base Certificate concurrently with the delivery of any Borrowing Request delivered during a Quarterly Borrowing Base Period if immediately after giving pro forma effect to such extension of credit, a Quarterly Borrowing Base Period would no longer be in effect as a result of such extension of credit, unless the Borrower has delivered a Borrowing Base Certificate within the 30 calendar days prior to the date specified in the Borrowing Request as the date on which such extension of credit is to be made.
Section 4. Conditions Precedent. This Amendment shall be deemed effective upon the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.1 of the Credit Agreement) (such date, the “Second Amendment Effective Date”):
1.1.Execution and Delivery. The Administrative Agent shall have received from the Loan Parties and Lenders constituting at least the Required Lenders, counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of such Person.
1.2.Payment of Expenses. The Administrative Agent and the Lenders shall have received all amounts due and payable on or prior to the Second Amendment Effective Date, including, to the extent invoiced at least one (1) Business Day prior to the Second Amendment Effective Date, reimbursement or payment of all documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
1.3.No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Amendment.
The Administrative Agent is hereby authorized and directed to declare this Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted by Section 10.1 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 5.    Miscellaneous.
1.1.Confirmation. The provisions of the Credit Agreement, as amended by this Amendment, shall remain in full force and effect following the effectiveness of this Amendment.
1.2.Ratification and Affirmation; Representations and Warranties. The Borrower hereby (a) acknowledges the terms of this Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein; and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects, except to the extent any such representations and warranties are stated to relate solely to an earlier date, in which case, such representations and warranties shall have been true and correct in all material respects on and as of such earlier date (provided that such materiality qualifier shall not be applicable to any representation or warranty that is already qualified or modified by materiality in the Credit Agreement) and (ii) no Default or Event of Default has occurred and is continuing.
1.3.No Waiver; Loan Document. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a

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waiver of any provision of any of the Loan Documents. On and after the Second Amendment Effective Date, this Amendment shall for all purposes constitute a Loan Document.
1.4.Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment that is an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record (an “Electronic Signature”) transmitted by telecopy, emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that, without limiting the foregoing, upon the request of the Administrative Agent, any electronic signature shall be promptly followed by such manually executed counterpart (in such number as may be reasonably requested by the Administrative Agent).
1.5.NO ORAL AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. AS OF THE DATE OF THIS AMENDMENT, THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.
1.6.GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.
BORROWER:        CLEARWATER PAPER CORPORATION

                        By:    ______________________________
                        Name:
                        Title:

Signature Page to Second Amendment to ABL Credit Agreement

ADDMINISTRATIVE AGENT AND LENDER:	JPMORGAN CHASE BANK, N.A.
By:
Name:
Title:

Signature Page to Second Amendment to ABL Credit Agreement

LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION
By:
Name:
Title:

Signature Page to Second Amendment to ABL Credit Agreement

LENDER:	BANK OF AMERICA
By:
Name:
Title:

Signature Page to Second Amendment to ABL Credit Agreement

LENDER:	TD BANK N.A.
By:
Name:
Title:

Signature Page to Second Amendment to ABL Credit Agreement

LENDER:	KEYBANK NATIONAL ASSOCIATION
By:
Name:
Title:

Signature Page to Second Amendment to ABL Credit Agreement

LENDER:	U.S. BANK NATIONAL ASSOCIATION
By:
Name:
Title:

Signature Page to Second Amendment to ABL Credit Agreement